                                                                   Exhibit 10.3

                       FIRST AMENDMENT TO LOAN AGREEMENT


          This FIRST AMENDMENT TO LOAN AGREEMENT is made and entered into as of June 26, 1996, by and among CASTLE TOWER CORPORATION, a Delaware corporation ("CTC-Del"), CASTLE TOWER CORPORATION (PR), a Puerto Rican corporation ("CTC-PR" and, together with CTC-Del, collectively, the "Borrowers" and individually, a "Borrower"), the FINANCIAL INSTITUTIONS listed on the signature pages hereof, and KEYBANK NATIONAL ASSOCIATION (formerly known as "Society National Bank"), as agent (the "Agent").


                                    RECITALS
                                    --------

          A. CTC-Del, the Agent and the Banks entered into a Loan Agreement dated as of April 26, 1995 (the "Original Agreement"), pursuant to which the Banks agreed to make available to CTC-Del loans of up to $25,000,000. The Original Agreement, as amended hereby, may be referred to hereinafter as the "Loan Agreement." Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

          B. CTC-Del has created CTC-PR as its wholly owned Subsidiary in order to acquire all of the Puerto Rico radio communication tower business, specialized mobile radio business and microwave business of Motorola, Inc., Motorola Communications and Electronics, Inc. and Motorola De Puerto Rico, Inc. CTC-PR desires to become a party to the Loan Agreement as a borrower. Subject to the terms and conditions of this Amendment, the Agent and the Banks have agreed to such request.


                                   AGREEMENTS
                                   ----------

          In consideration of the foregoing Recitals and of the covenants and representations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agent and the Banks agree as follows:

          1.  Joinder.  CTC-PR is hereby added as a Borrower to the Original
              -------
Agreement and shall be deemed to be a Borrower for all purposes of the Original Agreement and the Collateral Documents. CTC-PR agrees to be bound by all of the terms, conditions, obligations and covenants applicable to the Borrower under the Original Agreement as if it were an original signatory thereto. Every reference in the Original Agreement or any Collateral Document to "the Borrower" shall be deemed to be a reference to each of CTC-Del and CTC-PR individually. All financial and accounting calculations and determinations shall be made on a combined basis for the Borrowers. All obligations and liabilities of CTC-Del under the Original Agreement shall be the joint and several obligations and liabilities of the Borrowers.

          2.  Amendments.  Subject to the satisfaction of the conditions set
              ----------
forth in Section 4 of this Amendment, the Original Agreement shall be amended as follows:

               (a) Section 1.1 shall be amended by adding thereto the following new definitions in the proper alphabetical order:

               "Borrowers" means CTC-Del and CTC-PR.
                ---------

               "CTC-Del" means Castle Tower Corporation, a Delaware corporation.
                -------

               "CTC-PR" means Castle Tower Corporation (PR), a Puerto Rico
                ------
          corporation.

               "First Amendment" means the First Amendment to Loan Agreement
                ---------------
          dated as of June 26, 1996, among the Borrowers, the Agent and the Banks.

               "Motorola Purchase Agreement" means the Purchase and Sale
                ---------------------------
          Agreement dated as of May 24, 1996, among CTC-Del (which has assigned its interest therein to CTC-PR) and the Motorola Sellers.

               "Motorola Sellers" Motorola, Inc., a Delaware corporation,
                ----------------
          Motorola Communications and Electronics, Inc., a Illinois corporation, and Motorola De Puerto Rico, Inc., a Delaware corporation.

               (b) Section 5 of the Original Agreement shall be amended in its entirety to read as follows:

          SECTION 5      REPRESENTATIONS AND WARRANTIES OF THE BORROWERS.
                         -----------------------------------------------

               To induce the Banks to enter into this Agreement and to make the Loans, the Borrowers, jointly and severally, represent and warrant as follows:

                5.1  Organization and Powers.  CTC-Del is a corporation, duly
                     -----------------------
          organized, validly existing and in good standing under the laws of the State of Delaware. CTC-PR is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of Puerto Rico. Each Borrower is duly qualified or registered to conduct business and in good standing under the laws of each jurisdiction in which any Tower owned or leased by it is located and of each other jurisdiction in which the character of its business or the ownership of its assets makes such qualification or registration necessary, except where failure to so qualify or register could not reasonably be expected to have a Material Adverse Effect. Each Borrower has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into the Purchase Agreement, the Motorola Purchase Agreement, this Agreement and the Collateral Documents to which it is a party and all other documents to be executed by it in connection with the transactions contemplated hereby and thereby and to carry out the terms hereof and thereof.

                5.2  Authorization.  All necessary corporate, stockholder or
                     -------------
          other actions on the part of each Borrower to authorize the execution and delivery of the Purchase Agreement, the Motorola Purchase Agreement, this Agreement and the Collateral Documents, and the performance of the obligations of such Borrower herein and therein, have been taken. This Agreement, the Purchase Agreement, the Motorola Purchase Agreement and each Collateral Document have been duly authorized and executed and are valid and legally binding upon each Borrower to the extent it is a party thereto, and enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or like laws affecting creditors rights generally and the availability of equitable remedies.

                5.3  Financial Statements.  Exhibit D attached to the First
                     --------------------   ---------
          Amendment contains Holdco's audited financial statements as of December 31, 1995, and for the fiscal year then ended, including a balance sheet, income statement and statement of cash flows and Holdco's financial statements as of March 31, 1996, and for the three month period then ended, including a balance sheet, income statement and statement of cash flows, and within thirty (30) days of the date hereof, CTC-Del will provide the Agent with CTC-Del's audited financial statements as of December 31, 1995, and for the fiscal year then ended, including a balance sheet, income statement and statement of cash flows and CTC-Del's financial statements as of March 31, 1996, and for the three month period then ended, including a balance sheet, income statement and statement of cash flows (the "Financial Statements"). The Financial Statements are true and complete in all material respects, disclose all material contingent liabilities and present fairly the financial condition and results of operations of CTC-Del as of the dates and for the periods indicated and have been prepared in accordance with GAAP, subject in the case of statements for interim periods to normal year-end adjustments and to the absence of footnotes.

                5.4  Projections.  Exhibit E attached to the First Amendment are
                     -----------   ---------
          the Borrowers' projections for the calendar years 1996 through 2001. Such projections were prepared on an operating basis and assume the consummation of the transactions contemplated in the Purchase Agreement and the Motorola Purchase Agreement. Such projections represent the Borrowers' best estimate of projected future operations as of the date of this Agreement.

                5.5  Capitalization of the Borrower.  The capitalization of
                     ------------------------------
          Holdco and of the Borrowers as of the date of the First Amendment is as set forth on Exhibit F attached to the First Amendment, including
                          ---------
          the identity of each Stockholder and the number of shares of stock of each Stockholder. Holdco owns all of the issued and outstanding capital stock of CTC-Del, and CTC-Del owns all of the issued and outstanding capital stock of CTC-PR. All of the issued and outstanding shares of capital stock of each Borrower have been duly and validly issued and are fully paid and nonassessable. All of the authorized, issued and outstanding shares of capital stock of each Borrower are free and clear of any Liens, except as disclosed on Exhibit F attached to the First Amendment, and except for the Lien in
          ---------
          favor of the Agent. None of such capital stock has been issued in violation of the Securities Act of 1933, as amended, or the securities or "Blue Sky" or any other applicable laws, rules or regulations of any applicable jurisdiction. Except as set forth on such Exhibit F,
                                                                    ---------
          as of the date of the First Amendment, neither Borrower has any commitment or obligation, either firm or conditional, to issue, deliver, purchase or sell, under any offer, option agreement, bonus agreement, purchase plan, incentive plan, compensation plan, warrant, conversion rights, contingent share agreement, stockholders agreement, partnership agreement or otherwise, any capital stock or other equity securities or securities convertible into shares of capital stock or other equity securities.

                5.6  Subsidiaries.  Neither Borrower has any Subsidiaries,
                     ------------
          except that CTC-PR is a wholly owned Subsidiary of CTC-Del.

                5.7  Title to Properties; Patents, Trademarks, Etc.  Each
                     ----------------------------------------------
          Borrower has, and will have after giving effect to the closings under the Purchase Agreement and the Motorola Purchase Agreement, good and marketable title to all of its material assets, whether real or personal, tangible or intangible, free and clear of any Liens or adverse claims or interests, except Permitted Liens. Each Borrower owns or possesses, and will own or possess after giving effect to the closings under the Purchase Agreement and the Motorola Purchase Agreement, the valid right to use all the material patents, trademarks, service marks, trade names, copyrights and licenses and rights in respect of the foregoing necessary for the conduct of its business, without any known conflict with the rights of others.

                5.8  Litigation; Proceedings.  Except as disclosed on Exhibit G
                     -----------------------                          ---------
          attached to the First Amendment, there is no action, suit, proceeding, inquiry or investigation at law or in equity, or by or before any court or governmental instrumentality or agency, nor any order, decree or judgment in effect, now pending or, to the best of the Borrowers' knowledge, threatened against or affecting either Borrower, any Material Towers or any of the properties or rights relating to any Material Towers or any other material assets or business of either Borrower, which could reasonably be expected to have a Material Adverse Effect. Except as disclosed on Exhibit G to the First
                                                  ---------
          Amendment, there is no application, petition, complaint, proceeding or investigation pending or, to the best of the Borrowers' knowledge, threatened, with respect to any License or which could restrict in any material manner the ownership, operation or license status of any Material Towers or any other material assets or business of either Borrower.

                5.9  Taxes.  All Federal, state and local tax returns, reports
                     -----
          and statements (including, without limitation, those relating to income taxes, withholding, social security and unemployment taxes, sales and use taxes and franchise taxes) required to be filed by either Borrower have been properly filed with the appropriate governmental agencies in all jurisdictions in which such returns, reports and statements are required to be filed, which returns, reports and statements are complete and accurate, and all taxes and other impositions due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof. As of the date of the First Amendment, neither Borrower has filed with the Internal Revenue Service or any other governmental authority any agreement or other document extending or having the effect of extending the period for assessment or collection of any Federal, state, local or foreign taxes or other impositions. All tax deficiencies asserted or assessments made as a result of any examinations conducted by the Internal Revenue Service or any other governmental authority relating to either Borrower have been fully paid or are being contested in accordance with the provisions of Section 7.4. Proper and accurate amounts have been withheld by each Borrower from its employees for all periods to fully comply with the tax, social security and unemployment withholding provisions of applicable Federal, state, local and foreign law. The charges, accruals and reserves on the books of each Borrower in respect of any taxes or other governmental charges for such Borrower are adequate.

                5.10  Absence of Conflicts.  The execution, delivery and
                      --------------------
          performance of the Purchase Agreement, the Motorola Purchase Agreement, this Agreement and the Collateral Documents and all actions and transactions contemplated hereby and thereby will not (a) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under (i) any provision of the Certificate of Incorporation or By-laws of either Borrower, (ii) any arbitration award or any order of any court or of any other governmental agency or authority, (iii) any License relating to any Material Towers or under which either Borrower operates or will operate after giving effect to the closings under the Purchase Agreement and the Motorola Purchase Agreement which breach or default of such License could reasonably be expected to have a

          Material Adverse Effect, or (iv) any applicable law, rule, order or regulation (including without limitation, (A) any law, rule, regulation or policy of the FAA or any other Licensing Authority or
          (B) Regulations G, T, U or X of the Board of Governors of the Federal Reserve System) or any material agreement, instrument or document relating to any Material Towers or to which either Borrower is a party, or by which either Borrower or any of its properties is bound, including, without limitation, the License Agreement or any of the leases relating to Material Towers, or (b) result in the creation or imposition of any Lien of any nature whatsoever, other than those Liens arising hereunder or under the Collateral Documents, upon any of the properties of either Borrower.

                5.11  Indebtedness.  Neither Borrower has any Indebtedness of
                      ------------
          any nature, whether due or to become due, absolute, contingent or otherwise, including Indebtedness for taxes and any interest or penalties relating thereto, except (a) in the case of CTC-Del, liabilities reflected in the Financial Statements, (b) the liability to pay legal and accounting fees and reasonable closing expenses in connection with the First Amendment and the Motorola Purchase Agreement, (c) to the extent disclosed on Exhibit H attached to the
                                                    ---------
          First Amendment and (d) Indebtedness permitted pursuant to Section
          8.1.

                5.12  Compliance.  Except as disclosed on Exhibit G attached to
                      ----------                          ---------
          the First Amendment, neither Borrower nor, to the best of the Borrowers' knowledge, either Seller or any Motorola Seller, is in violation of any statute, ordinance, law, rule, regulation or order of the United States of America, the FAA, or any other federal, state, county, municipal or other governmental agency or authority applicable to it, its properties, the maintenance of any Material Towers or the conduct of its business, which violation could reasonably be expected to have a Material Adverse Effect. Neither Borrower has violated or breached in any material respect the provisions of any material indenture, License, agreement, note, lease or other instrument or document to which it is a party or by which it is bound, nor does there exist any material default, or any event or condition which, upon notice or lapse of time, or both, would become a material default, under any such material indenture, License, agreement, note, lease, or other instrument or document. Each Borrower has the legal right and authority, including without limitation, necessary authorizations from the FAA, to conduct its business as now conducted or proposed to be conducted.

                5.13  Statements Not Misleading.  No statement, representation
                      -------------------------
          or warranty made by either Borrower or any other party (other than the Agent and the Banks) in or pursuant to this Agreement, the First Amendment or the Exhibits attached to the First Amendment or any of the Collateral Documents contains or will contain any untrue statement of a material fact, nor omits or will omit to state a material fact necessary to make such statement not misleading or otherwise violates any federal or state securities law, rule or regulation. There is no fact known to either Borrower (other than matters of a general economic nature) that has had or could reasonably be expected to have a Material Adverse Effect and that has not been disclosed herein.

                5.14  Consents or Approvals.  No consent, approval or
                      ---------------------
          authorization of, or filing, registration or qualification with, any governmental authority or any other Person (including, without limitation, the FAA or any other Licensing Authority) is required to be obtained by either Borrower in connection with the execution, delivery or performance of the Purchase Agreement, the Motorola Purchase Agreement, this Agreement or any of the Collateral Documents, including, without limitation, in connection with the granting of liens and security interests in the assets of either Borrower or in the capital stock of either Borrower, which has not already been obtained or completed, except for the filing of financing statements and the Mortgages and other actions expressly required to be taken pursuant to the Collateral Documents.

                5.15  Material Contracts and Commitments.  Exhibit I attached to
                      ----------------------------------   ---------
          the First Amendment contains a true and complete description of all material contracts and commitments of each Borrower as of the date of the First Amendment (after giving effect to the closings under the Purchase Agreement and the Motorola Purchase Agreement), whether oral or written, including, without limitation, (a) those governing any Indebtedness; (b) any security agreement, pledge agreement, mortgage or guaranty; (c) management, construction supervision, service or employment agreements, conditional sales contracts or leases of real or personal property, which involve expenditures in excess of $50,000 in any single case; (d) collective bargaining agreements; (e) contracts or commitments for the future purchase or sale of goods by either Borrower, other than those which involve the payment or receipt of less than $50,000 in any single case; (f) contracts or commitments which involve a Capital Expenditure in excess of $50,000 in any single case; (g) bonus, pension, retirement, insurance or other employee benefit plans; (h) all Licenses and (i) all Land Lease Agreements. All of the agreements, contracts and commitments listed on Exhibit I
                                                                 ---------
          attached to the First Amendment are in full force and effect without material default. Such Exhibit I further identifies each such contract
                                 ---------
          which requires consent to the granting of a Lien in favor of the Agent, for the benefit of the Banks, on the rights of the Borrowers under such contract. The Borrowers have made available to the Agent true and complete copies of all of the agreements, contracts and commitments listed on such Exhibit I.
                                     ---------

                 5.16  Employee Benefit Plans.  Exhibit J attached to the First
                       ----------------------   ---------
          Amendment contains a true and complete list of all Plans maintained by either Borrower or any member of the Controlled Group. Neither a Borrower nor any member of the Controlled Group has or will have, as of the closing under the Purchase Agreement, any liability, or reasonably anticipates any liability, of any kind in excess, in the aggregate, of $50,000, to or in respect of any Plan or Benefit Arrangement. With respect to the Plans and Benefit Arrangements maintained by a Borrower or any member of the Controlled Group: (a) each Plan that is intended to be qualified under Code Section 401(a) is so qualified and has been so qualified since its adoption, and each trust forming a part thereof is exempt from tax under Code Section 501(a); (b) each Plan complies in all material respects with all applicable requirements of law, has been administered in accordance with its terms and all required contributions have been made; (c) neither a Borrower nor any member of the Controlled Group knows or has reason to know that either Borrower or any member of the Controlled Group has engaged in a transaction which would subject it to any tax, penalty or liability under ERISA or the Code for any prohibited transaction; (d) no Plan is subject to the minimum funding requirements under ERISA Section 302 or Code Section 412, is a multiemployer plan (as defined in ERISA Section 4001(a)(3)), is a defined benefit plan (as defined under ERISA Section 3(35) or Code Section

          414(j)), or is a multiple employer plan (as defined in ERISA Section
          4063). No Plan or Benefit Arrangement maintained by a Borrower or any member of the Controlled Group is a multiple employer welfare arrangement (as defined in ERISA Section 3(40)).

                5.17  Licenses.  The Licenses shown on Exhibit I attached to the
                      --------                         ---------
          First Amendment constitute all of the Licenses which are necessary for the lawful operation of the business of the Borrowers (after giving effect to the closings under the Purchase Agreement and the Motorola Purchase Agreement) in the manner and to the full extent they are currently operated. Such Exhibit I sets forth a correct and complete
                                    ---------
          list of each pending application for a License filed by either Borrower. All of the FAA Licenses have been duly and validly issued to and are legally held by the Borrowers and are in full force and effect without condition except those of general application. The Licenses have been issued in compliance with all applicable laws and regulations, are legally binding and enforceable in accordance with their terms and are in good standing. The Borrowers know of no facts or conditions which would constitute grounds for any Licensing Authority to deny any pending material application for a License, to suspend, revoke, materially adversely modify or annul any License or to impose a material financial penalty on either Borrower.

                5.18  Material Restrictions.  Neither Borrower is a party to any
                      ---------------------
          agreement or other instrument or subject to any other restriction which materially and adversely affects or could materially and adversely affect its business, property, assets, operations or condition, financial or otherwise.

                5.19  Investment Company Act.  Neither Borrower (a) is an
                      ----------------------
          investment company as that term is defined in the Investment Company Act of 1940, as amended, (b) directly or indirectly controls, and is not directly or indirectly controlled by a company which is an investment company as that term is defined in such act or (c) is otherwise subject to regulation under such act.

                5.20  Absence of Material Adverse Changes.  No Material Adverse
                      -----------------------------------
          Effect has occurred.

                5.21  Defaults.  No Possible Default or Event of Default now
                      --------
          exists or will exist upon the making of any Loan.

                5.22  Real Property.  Exhibit K attached to the First Amendment
                      -------------   ---------
          lists as of the effective date of the First Amendment (a) all real estate owned by either Borrower or which CTC-PR will acquire pursuant to the Motorola Purchase Agreement and all leases, permits and licenses pursuant to which either Borrower has acquired or will acquire pursuant to the Motorola Purchase Agreement a leasehold, license or other interest in real estate, (b) all such leases that have been recorded in the real property records of any jurisdiction,
          (c) all such owned and leased property for which either Borrower has obtained title insurance or a commitment for title insurance and (d) the use of such property in such Borrower's operations and the Borrowers' good faith estimate of the fair market value of each such owned parcel.

                5.23  Securities Laws.  No proceeds of any Loan will be used by
                      ---------------
          either Borrower to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended. Neither the registration of any security under the Securities Act of 1933, as amended, or the securities laws of any state, nor the qualification of an indenture in respect thereof under the Trust Indenture Act of 1939, as amended, is required in connection with the consummation of this Agreement, the Purchase Agreement or the Motorola Purchase Agreement.

                5.24  Insurance.  All policies of insurance of any kind or
                      ---------
          nature owned by or issued to either Borrower, including, without limitation, policies of fire, theft, public liability, property damage, other casualty, employee fidelity, worker's compensation, employee health and welfare, title, property and liability insurance, are in full force and effect and are of a nature and provide such coverage as is sufficient and as is customarily carried by companies of the size and character of the Borrowers and engaged in a similar business. In the past three years, neither Borrower has been refused insurance for which it applied or had any policy of insurance terminated (other than at its request).

                5.25  Labor Disputes.  There are no strikes or other material
                      --------------
          labor disputes or grievances pending
          against either Borrower. To the best knowledge of the Borrowers, there are no such strikes and no such disputes threatened which could reasonably be expected to have a Material Adverse Effect. There are no material unfair labor practice charges or grievances pending or in process or, to the best knowledge of the Borrowers, threatened by or on behalf of any employee or group of employees of either Borrower. Neither Borrower has received any written complaints, and neither Borrower has any knowledge of any threatened complaints, nor to the best of the Borrowers' knowledge are any such complaints on file with any Federal, state or local governmental agency, alleging employment discrimination by either Borrower. All payments due from either Borrower pursuant to the provisions of any collective bargaining agreement have been paid or accrued as a liability on the books of such Borrower.

                5.26  Environmental Compliance.
                      ------------------------

                      (a) Each Borrower has obtained all material permits, licenses and other authorizations which are required under all Environmental Laws. Each Borrower is in material compliance with all terms and conditions of all such permits, licenses and authorizations, and is also in material compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, including, without limitation, all Environmental Laws in all jurisdictions in which such Borrower owns, maintains or manages a Tower, a facility or site, arranges or has arranged for disposal or treatment of Hazardous Materials, solid waste or other wastes, accepts or has accepted for transport any Hazardous Materials, solid waste or other wastes or holds or has held any interest in real property or otherwise.

                      (b) No Environmental Claim has been issued, no complaint has been filed, no penalty has been assessed and no litigation, proceeding, investigation or review is pending or, to the best of the Borrowers' knowledge, threatened by any Person with respect to any alleged failure by either Borrower to comply with any Environmental Law or to have any permit, license or authorization required in connection with the conduct of the business of such Borrower or with respect to any generation, treatment, storage, recycling, transportation, use, disposal or Release of any Hazardous Materials generated by such Borrower or with respect to any real property in which such Borrower holds or has held an interest or any past or present operation of such Borrower.

                      (c)  Except as set forth on Exhibit L, there are no
                                                  ---------
          Environmental Laws requiring any material work, repairs, construction, Capital Expenditures or other remedial work of any nature whatsoever, with respect to any real property in which either Borrower holds or has held an interest or any past or present operation of such Borrower.

                      (d) To the best of the Borrowers' knowledge, except as set forth on Exhibit L, neither Borrower has handled any Hazardous
                       ---------
          Material on any property now or previously owned or leased by either Borrower to an extent that it has, or could reasonably be expected to have, a Material Adverse Effect; and to the best of the Borrowers' knowledge, except as could not reasonably be expected to have a Material Adverse Effect:

                           (i) no PCBs are present at any property now or previously owned or any premises now or previously leased by either Borrower;

                           (ii) no asbestos is present at any property now or previously owned or any premises now or previously leased by either Borrower;

                           (iii) no underground storage tanks for Hazardous Materials, active or abandoned, are now or were previously operated at any property now or previously owned by either Borrower, and, with respect to premises now or previously leased by either Borrower, no underground storage tanks for Hazardous Materials, active or abandoned, are now or were previously operated by either Borrower;

                           (iv) no Hazardous Materials have been Released, in a reportable quantity, where such a quantity has been established by statute, ordinance, rule, regulation or order, at, on or under any property now or previously owned by either Borrower; and

                           (v) no Hazardous Materials have been otherwise Released at, on or under any property now or previously owned or any premises now or previously leased by either Borrower.

                      (e) Neither Borrower has transported or arranged for the transportation of any material amount of Hazardous Material to any location that is listed on the National Priorities List ("NPL") under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), listed for possible inclusion on the NPL by the Environmental Protection Agency in the Comprehensive Environmental Response and Liability Information System, as provided for by 40 C.F.R. (S)300.5 ("CERCLIS"), or on any similar state or local list or that is the subject of Federal, state or local enforcement actions or other investigations that may lead to any material Environmental Claims against either Borrower.

                      (f) No material amount of Hazardous Material generated by either Borrower has been recycled, treated, stored, disposed of or Released by either Borrower at any location.

                      (g)  Except as set forth on Exhibit L, no oral or written
                                                  ---------
          notification of a Release of any material amount of a Hazardous Material has been filed by or on behalf of either Borrower and no property now, or, to the best of the Borrowers' knowledge, previously, owned or leased by either Borrower is listed or proposed for listing on NPL or on any similar state list of sites requiring investigation or clean-up.

                      (h) There are no Liens arising under or pursuant to any Environmental Laws on any of the property owned or premises leased by either Borrower, and no government actions have been taken or are in process which could subject any of such property to such Liens, and neither Borrower would be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned by it in any deed to such property.

                      (i)  Except as set forth on Exhibit L, neither Borrower
                                                  ---------
          has retained or assumed any liabilities (contingent or otherwise) in respect of any Environmental Claims (i) under the terms of any contract or agreement or (ii) by operation of law as a result of merger, consolidation or the sale, exchange or contribution of assets or stock.

                      (j) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of either Borrower in relation to any property or facility now or previously owned or leased by such Borrower which have not been disclosed in writing and made available to the Banks.

                5.27  Solvency.  Each Borrower has received, or has the right
                      --------
          hereunder to receive, consideration which is the reasonable equivalent value of the obligations and liabilities that such Borrower has incurred to the Banks. Neither Borrower is insolvent as defined in
          Section 101 of Title 11 of the United States Code or any applicable state insolvency statute, nor, after giving effect to the consummation of the transactions contemplated herein, will either Borrower be rendered insolvent by the execution and delivery of this Agreement, the Notes or the Collateral Documents to the Banks or the consummation of the Purchase Agreement or the Motorola Purchase Agreement. Neither Borrower is engaged, or is about to engage, in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to the Banks incurred hereunder. Neither Borrower intends to, and neither Borrower believes that it will, incur debts beyond its ability to pay them as they mature.

                5.28  Purchase Agreement and Motorola Purchase Agreement.  The
                      --------------------------------------------------
          Borrowers have provided to the Agent a complete and correct copy of the Purchase Agreement and of the Motorola Purchase Agreement, together with all exhibits thereto. To the best of the Borrowers' knowledge, all of the representations and warranties of the Motorola Sellers in the Motorola Purchase Agreement are true and correct in all material respects as of the date of the First Amendment as if given as of such date. No party to either the Purchase Agreement or the Motorola Purchase Agreement has given notice of any breach of its representations or agreements therein. All of the representations and warranties of the Borrowers in this Section 5 shall be deemed to be given as of the moment following consummation of the closing under the Motorola Purchase Agreement, and the Towers being acquired pursuant to the Purchase Agreement and the Motorola Purchase Agreement shall be deemed to be Towers for all purposes of these representations and warranties.

               (c) The text of Exhibits A, B, C, D, E, F, G, H, I, J and K to the Original Agreement shall be deleted and replaced with the text of Exhibits A, B, C, D, E, F, G, H, I, J and K attached to this Amendment.

          3.  Consent.  Subject to the satisfaction of the conditions set forth
              -------
in Section 4, the Agent and the Banks hereby consent to the acquisition by CTC-PR pursuant to the Motorola Purchase Agreement. However, CTC-PR shall either sell the SMR Business and the SMR Assets, as those terms are defined in the Motorola Purchase Agreement, within four months of the date hereof or obtain a capital contribution from Holdco, in an amount equal to $1,075,000 pursuant to agreements, documents and instruments in form and substance acceptable to the Agent. All of the net sales proceeds of such sale or all of such capital contribution, as the case may be, shall be paid to the Banks as a mandatory prepayment pursuant to Section 2.7(b) of the Loan Agreement.

          4.  Conditions to Effectiveness.  The amendments set forth in Section
              ---------------------------
2 and the consent set forth in Section 3 shall be effective upon satisfaction of all of the following conditions:

               (a) Each Borrower shall have delivered to the Agent a certified copy of resolutions of its Board of Directors evidencing approval of the execution, delivery and performance of this Amendment, the Amended Notes, the Motorola Purchase Agreement, and the other amendments, agreements, documents and instruments required pursuant hereto.

               (b) The Borrowers shall have executed and delivered to the Banks Amended and Restated Revolving Credit Notes in the form attached hereto as

Exhibit A (the "Amended Reducing Notes"), Amended and Restated Working Capital
---------
Notes in the form attached hereto as Exhibit B (the "Amended Working Capital
                                     ---------
Notes"), and Amended and Restated Term Notes in the form attached hereto as

Exhibit C (the "Amended Term Notes" and, together with the Amended Reducing
---------
Notes and the Amended Working Capital Notes, collectively, the "Amended Notes" and individually, an "Amended Note").

               (c) The Borrowers shall have delivered to the Agent (i) a duly executed amendment, in form and substance satisfactory to the Agent, to the Security Agreement entered into pursuant to the Original Agreement, pursuant to which CTC-PR is added as a Debtor thereunder and grants to the Agent, for the benefit of the Banks security interests in substantially all of its assets, and
(ii) agreements and documents in form and substance satisfactory to the Agent granting to the Agent, for the benefit of the Banks, perfected, first priority liens and security interest in substantially all of the real and personal property of the Borrowers located in Puerto Rico.

               (d) CTC-Del shall have executed and delivered to the Agent a pledge agreement in form and substance satisfactory to the Agent, granting to the Agent, for the benefit of the Banks, a perfected, first priority security interest in all of the issued and outstanding shares of capital stock of CTC-PR, and CTC-Del shall have delivered to the Agent stock certificates evidencing all of such shares and duly executed blank stock powers in respect thereof and shall have taken all other actions as may be required to effect the grant and perfection of the Agent's security interest in such stock.

               (e) Holdco shall have executed and delivered to the Agent (i) an amendment, in form and substance satisfactory to the Agent, to the Guaranty executed and delivered to the Agent pursuant to the Original Agreement pursuant to which Holdco guarantees all of the Borrowers' Obligations under the Loan Agreement, under the Notes and under each Collateral Document, (ii) an amendment, in form and substance satisfactory to the Agent, to the Borrower Pledge Agreement entered into pursuant to the Original Agreement, and (iii) a new pledge agreement in form and substance satisfactory to the Agent, granting to the Agent, for the benefit of the Banks, a perfected, first priority security interest in all of the issued and outstanding shares of capital stock of Spectrum Site Management Corporation, and Holdco shall have delivered to the Agent stock certificates evidencing all of such shares and duly executed blank stock powers in respect thereof and shall have taken all other actions as may be required to effect the grant and perfection of the Agent's security interest in such stock.

               (f) Spectrum Site Management Corporation shall have executed and delivered to the Agent (i) a guarantee in form and substance satisfactory to the Agent guaranteeing all of the Obligations of the Borrowers and (ii) a Security Agreement, in form and substance satisfactory to the Agent, granting to the Agent, for the benefit of the Banks, a perfected, first priority security interest in substantially all of its personal property, and such Security Agreement, and the security interests granted pursuant thereto, shall be in full force and effect.

               (g) Centennial Fund IV, L.P. shall have executed and delivered to the Agent amendments in form and substance satisfactory to the Agent to the Stockholder Pledge Agreement and the Stockholder Subordination Agreement entered into pursuant to the Original Agreement.

               (h) The Borrowers shall have taken all actions required pursuant to Section 8.10(b) of the Loan Agreement in respect of the acquisition contemplated by the Motorola Purchase Agreement.

               (i) The Borrowers shall have taken all actions required pursuant to Section 6 of the Loan Agreement in respect of any Reducing Loans to be made by the Banks in connection with the acquisition contemplated by the Motorola Purchase Agreement.

               (j) The Borrowers shall have delivered to the Agent the following:

                    (i) certificates of good standing for CTC-Del from the Secretary of State of each of the States of Delaware and Texas, and a certificate of good standing for CTC-PR from the Secretary of the Commonwealth of Puerto Rico, in each case dated as of a date as near to the Closing Date as practicable;

                    (ii) a certificate signed by the Secretary or Assistant Secretary of each Borrower certifying that attached thereto are true and complete copies of (A) the Certificate of Incorporation and By-Laws of each Borrower, (B) the Motorola Purchase Agreement, and (C) resolutions adopted by the respective Boards of Directors of each Borrower and of Holdco authorizing the execution, delivery and performance by the Borrowers and Holdco of the Motorola Purchase Agreement, this Amendment, the Amended Notes and the other agreements, documents and instruments to be executed and delivered pursuant hereto to which it is a party;

                    (iii)  an incumbency certificate for each Borrower; and

                    (iv) such other documents as any Bank may reasonably request in connection with the proceedings taken by either Borrower or Holdco authorizing this Amendment, the Amended Notes or the other Collateral Documents and the transactions contemplated hereby, to the extent it is a party thereto.

               (k) The Borrowers shall have paid to the Agent and the Banks all commitment fees accrued under the Original Agreement.

               (l) The transactions contemplated by the Motorola Purchase Agreement shall have been consummated, or shall be consummated simultaneously with the making of new Reducing Loans without the waiver of any material term or condition by any party thereto. Without limiting the foregoing sentence, CTC-PR shall have purchased from the Motorola Sellers substantially all of the

Tower Assets, SMR Assets and Microwave Assets, as those terms are defined in the Motorola Purchase Agreement, free and clear of all Liens, except Permitted Liens. The consummation of the transactions contemplated by the Motorola Purchase Agreement shall be completed in a manner satisfactory to the Agent, and the Agent shall have received conformed copies or photocopies of all documents relating thereto.

               (m)  The Borrowers shall have satisfied the requirements of
Section 6.4 of the Original Agreement with respect to any real estate interests to be acquired pursuant to the Motorola Purchase Agreement to the extent reasonably requested by the Agent.

               (n) The Borrowers shall have delivered to the Agent (i) lien searches in all applicable jurisdictions with respect to all property to be acquired pursuant to the Motorola Purchase Agreement, (ii) consents to the granting of Liens in all material leases, Licenses and other material contracts and leases being acquired pursuant to the Motorola Purchase Agreement which by their terms require such consent, and (iii) releases of any existing Liens encumbering any of such material leases, Licenses and other material contracts and leases being acquired pursuant to the Motorola Purchase Agreement, except for Permitted Liens.

               (o) There shall have been no changes in the business, properties, operations, prospects or condition, financial or otherwise, of either Borrower since December 31, 1995, which are individually or in the aggregate materially adverse.

               (p) The Borrowers shall have delivered to the Agent opinions in form and substance satisfactory to the Agent from the general counsel, FCC counsel and local Texas and Puerto Rico counsel of the Borrowers.

               (q) CTC-PR shall have delivered to the Agent certificates of insurance or other satisfactory evidence that the insurance required by Section
7.3 of the Loan Agreement is in full force and effect.

               (r) The Borrowers shall have delivered to the Bank a certificate, dated as of the closing of the Motorola Purchase Agreement, certifying as to their compliance with the terms of the Loan Agreement after giving pro forma effect to the acquisition under the Motorola Purchase Agreement, the accuracy of the representations and warranties of the Borrowers in the Loan Agreement, as amended hereby, this Amendment and the other Collateral Documents, and such other documents, instruments and opinions as any Bank may reasonably request.

          5.  Representations, Warranties and Events of Default.
              -------------------------------------------------

               (a) Except as amended hereby, the terms, provisions, conditions and agreements of the Original Agreement are hereby ratified and confirmed and shall remain in full force and effect. Each and every representation and warranty of the Borrowers set forth in the Original Agreement, as amended hereby, other than those which by their terms are limited to a specific date, is hereby confirmed and ratified in all material respects and such representations and warranties as so confirmed and ratified shall be deemed to have been made and undertaken as of the date of this Amendment as well as at the time they were made and undertaken.

               (b) The Borrowers, jointly and severally, represent and warrant that:

                    (i) No Event of Default or Possible Default now exists or will exist immediately following the execution hereof or after giving effect to the transactions contemplated hereby, including the consummation of the purchase pursuant to the Motorola Purchase Agreement.

                    (ii) All necessary corporate or shareholder actions on the part of each Borrower, Holdco and each stockholder of Holdco to authorize the execution, delivery and performance of this Amendment, the Amended Notes, the Motorola Purchase Agreement, and all other amendments, agreements, documents or instruments required pursuant hereto or thereto have been taken; this Amendment, the Amended Notes, the Motorola Purchase Agreement and each such other amendment, agreement, document or instrument have been duly and validly executed and delivered and are legally valid and binding upon each Borrower that is a party thereto and enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or like laws or by general equitable principles.

                    (iii) The execution, delivery and performance of this Amendment, the Amended Notes, the Motorola Purchase Agreement and all other amendments, agreements, documents and instruments required pursuant hereto or thereto, and all actions and transactions contemplated hereby and thereby will not (A) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under (I) any provision of the charter documents or by-laws of either Borrower, (II) any arbitration award or any order of any court or of any other governmental agency or authority, (III) any license, permit or authorization granted to either Borrower or under which either Borrower operates, or (IV) any applicable law, rule, order or regulation, indenture, agreement or other instrument to which either Borrower is a party or by which either Borrower or any of its properties is bound and which has not been waived or consented to, or
(B) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever, except as expressly permitted in the Loan Agreement, upon any of the properties of either Borrower.

                    (iv) No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority (including, without limitation, the FCC and any other Licensing Authority) is required to be obtained by either Borrower or Holdco in connection with the execution, delivery or performance of this Amendment, the Amended Notes, the Motorola Purchase Agreement or any amendment, agreement, document or instrument required in connection herewith or therewith which has not already been obtained or completed.

          6.  Affirmation of the Borrowers.  The Borrowers acknowledge that the
              ----------------------------
security interests and liens granted by the Borrowers to the Agent, for the benefit of the Banks, pursuant to the Security Agreement, the Mortgages and the other Collateral Documents, as amended pursuant hereto, remain in full force and effect and shall continue to secure all Obligations of the Borrowers.

          7.  Fees and Expenses.  As required under the Original Agreement, the
              -----------------
Borrowers, jointly and severally, will reimburse the Agent upon demand for all out-of-pocket costs, charges and expenses of the Agent (including fees and disbursements of special counsel to the Agent and local counsel to the Agent in Puerto Rico) in connection with the preparation, negotiation, execution and delivery of this Amendment and the other agreements or documents relating hereto or required hereby.

          8.  Counterparts.  This Amendment may be executed in as many
              ------------
counterparts as may be convenient and shall become binding when each Borrower, the Agent and the Banks have executed at least one counterpart.

          9.  Governing Law.  This Amendment shall be a contract made under and
              -------------
governed by the laws of the State of Ohio, without regard to the conflicts of law provisions thereof.

          10.  Binding Effect.  This Amendment shall be binding upon and shall
               --------------
inure to the benefit of the Borrowers, the Agent and the Banks and their respective successors and assigns.

          11.  Reference to Original Agreement.  Except as amended hereby, the
               -------------------------------
Original Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendments to the Original Agreement accomplished hereby, each reference in the Original Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Original Agreement or the original notes issued pursuant thereto in any Note or other Collateral Document, or other agreement, document or instrument executed and delivered pursuant to the Original Agreement, shall be deemed a reference to the Original Agreement, as amended hereby, or the Amended Notes, as the case may be.

          IN WITNESS WHEREOF, the parties have executed this First Amendment to Loan Agreement as of the date first above written.

BORROWERS:

CASTLE TOWER CORPORATION



By: /s/ EDWARD C. HUTCHESON, JR.
   -----------------------------
Name: Edward C. Hutcheson, Jr.
     ---------------------------
Title: President
      --------------------------

CASTLE TOWER CORPORATION (PR)



By: /s/ EDWARD C. HUTCHESON, JR.
   -----------------------------
Name: Edward C. Hutcheson, Jr.
     ---------------------------
Title: President
      --------------------------

BANKS:

KEYBANK NATIONAL ASSOCIATION



By: /s/ JASON R. WEAVER
   -----------------------------
   Jason R. Weaver
   Assistant Vice President

WELLS FARGO BANK (TEXAS),
NATIONAL ASSOCIATION



By: /s/ BENNETT D. DOUGLAS
   -----------------------------
   Bennett D. Douglas
   Vice President

AGENT:

KEYBANK NATIONAL ASSOCIATION



By: /s/ JASON R. WEAVER
   -----------------------------
   Jason R. Weaver
   Assistant Vice President

                                LIST OF EXHIBITS
                                ----------------

Exhibit A                     Form of Amended and Restated Reducing Note

Exhibit B                     Form of Amended and Restated Working Capital Note

Exhibit C                     Form of Amended and Restated Term Note

Exhibit D                     Financial Statements

Exhibit E                     Projections

Exhibit F                     Capitalization

Exhibit G                     Proceedings, Litigation and Non-Compliance with
                              Law

Exhibit H                     Liens and Indebtedness

Exhibit I                     List of Contracts, Commitments and Licenses

Exhibit J                     ERISA Liabilities and Plans

Exhibit K                     Real Property List

Exhibit L                     Environmental Compliance